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                                                                   Exhibit 10.63

*Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

VIA FEDERAL EXPRESS AND FACSIMILE

                                                November 15, 2002

Inpharzam, S.A.
Via Industria 1
6814 Cadempino
Switzerland
Attention:  Managing Director

RE: COLLABORATION AGREEMENT, DATED MAY 21, 1999, BETWEEN CORIXA CORPORATION AND INPHARZAM INTERNATIONAL, S.A., A WHOLLY OWNED SUBSIDIARY OF ZAMBON GROUP SPA, AS AMENDED (THE "AGREEMENT")

Dear  Dr. Rettani:

      This Letter Agreement sets forth our understanding regarding the budget for the Clinical Development Program and Zambon's payment obligations related thereto, all as set forth herein below. All capitalized terms not otherwise defined herein shall have the definitions given them in the Agreement.

      Notwithstanding the terms and conditions of Section 2.2 of the Agreement, Corixa and Zambon have agreed that [*]. Except as otherwise modified in accordance with the Agreement, the budget for the Clinical Development Program [*] shall be as set forth in the Budget attached hereto as Exhibit A and incorporated herein by this reference (the "Budget"). Zambon shall be responsible for [*]. Within [*]following the execution in full of this Letter Agreement, Zambon shall pay to Corixa [*] as described on Exhibit B attached hereto and incorporated by this reference. Commencing on January 1, 2003 and on the first day of each calendar quarter thereafter until and including [*].

      Except as modified hereby, the Agreement shall continue to be in full force and effect in accordance with its terms.


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* Confidential treatment requested
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      If Zambon agrees to the foregoing, please have the enclosed duplicate original of this letter executed as indicated below and returned to my attention.

                                          Sincerely,

                                          /s/ STEVE GILLIS,

                                          Steven Gillis, Ph.D.
                                          Chairman, Chief Executive Officer




                                          Acknowledged and Agreed:

                                          INPHARZAM INTERNATIONAL, S.A.

                                          /s/ ROBERTO RETTANI


                                          Roberto Rettani
                                          Vice President
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                                    EXHIBIT A

                                     BUDGET

                          Budget spreadsheets attached

                                       [*]


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* Confidential treatment requested
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                                    EXHIBIT B

                                Payments for 2002

                                       [*]




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* Confidential treatment requested